Exhibit 99.2

Focus Financial Partners Inc. First Quarter 2021 Earnings Release Supplement May 6, 2021

2 Disclaimer Special Note Regarding Forward - Looking Statements Some of the information in this presentation may contain forward - looking statements . Forward - looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events . Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward - looking statements . They can be affected by assumptions used or by known or unknown risks or uncertainties . Consequently, no forward - looking statements can be guaranteed . When considering these forward - looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation . Actual results may vary materially . You are cautioned not to place undue reliance on any forward - looking statements . You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties . Factors that could cause our actual results to differ materially from the results contemplated by such forward - looking statements include the impact and duration of the outbreak of the novel coronavirus, fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber - attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U . S . and non - U . S . regulatory requirements, legal proceedings and governmental inquiries and certain other factors . All forward - looking statements are expressly qualified in their entirety by the foregoing cautionary statements . Our forward - looking statements speak only as of the date of this presentation or as of the date as of which they are made . Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward - looking statements . Non - GAAP Financial Measures Adjusted EBITDA is a non - GAAP measure . Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, other expense/income, net, impairment of equity method investment, management contract buyout, delayed offering cost expense, secondary offering expenses and other one time transaction expenses . We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . We use Adjusted EBITDA ( i ) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, and (iv) to evaluate the effectiveness of our business strategies . Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities . The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments . In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information . We analyze our performance using Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are non - GAAP measures . We define Adjusted Net Income Excluding Tax Adjustments as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non cash equity compensation expense, non cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, management contract buyout, if any, delayed offering cost expense, secondary offering expenses and other one time transaction expenses . The calculation of Adjusted Net Income Excluding Tax Adjustments also includes adjustments to reflect a pro forma 27 % income tax rate reflecting the estimated U . S . Federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business . We believe that Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities . The terms Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not defined under GAAP, and Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share differently than we do, limiting its usefulness as a comparative measure . In addition, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share as supplemental information . To supplement our statements of cash flows presented on a GAAP basis, we use non - GAAP liquidity measures on a trailing 4 - quarter basis to analyze cash flows generated from our operations . We consider Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation to be liquidity measures that provide useful information to investors about the amount of cash generated by the business and are two factors in evaluating the amount of cash available to pay contingent consideration, make strategic acquisitions and repay outstanding borrowings . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation do not represent our residual cash flow available for discretionary expenditures as they do not deduct our mandatory debt service requirements and other non - discretionary expenditures . We define Adjusted Free Cash Flow as net cash provided by operating activities, less purchase of fixed assets, distributions for unitholders and payments under tax receivable agreements (if any) . We define Cash Flow Available for Capital Allocation as Adjusted Free Cash Flow plus the portion of contingent consideration paid which is classified as operating cash flows under GAAP . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation are not defined under GAAP and should not be considered as alternatives to net cash from operating, investing or financing activities . In addition, Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation can differ significantly from company to company .

Table of Contents 3 Pages Long - Term Growth Trends 4 - 8 First Quarter 2021 Recap 9 - 16 Second Quarter 2021 Outlook 17 - 18 A Diversified Portfolio of Complementary Businesses 19 - 20 Evolution in our Value - Added Services 21 - 23 Leverage 24 - 26 Cash Flows 27 - 29 Appendix 30 - 34

Long - Term Growth Trends 4

$45.9 $46.7 $45.8 $57.8 $68.7 $75.2 $19.3 $336.5 $438.8 $617.1 $853.0 $1,149.7 $1,286.1 $374.8 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 21 88.0% 90.4% 93.1% 93.6% 94.4% 94.5% 95.1% $382.3 $485.4 $662.9 $910.9 $1,218.3 $1,361.3 $394.2 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 21 CAGR: 28.9% Wealth Management Fees Allocation ($ in millions (3) , % of Revenues) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Calculated as Adjusted EBITDA divided by revenues. 3. The sum of wealth management fees and other revenues as presented in this chart may not agree to total revenues as presented due to rounding. Strong and Sustained Revenue and Adjusted EBITDA Growth… 5 Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) Adjusted EBITDA Margin (2) (% o f Revenues) Wealth management fees Other revenues $75.4 $103.0 $145.2 $203.4 $269.8 $321.8 $101.0 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 21 CAGR: 33.7% 19.7% 21.2% 21.9% 22.3% 22.1% 23.6% 25.6% FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 21 Margin: +3.9%

... Drives Strong Bottom-Line Performance Enhanced by a Tax Efficient Structure

FOCUS FINANCIAL PARTNERS



Adjusted Net Income Excluding Tax Adjustments[1]
($ in millions)
CAGR: 34.6%
$44.2
$56.6
$70.5
$102.5
$146.7
$195.6
$63.4
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Q1 21



Tax Adjustments[2]
($ in millions)
CAGR: 35.8%
$8.1
$12.0
$16.2
$22.8
$31.9
$37.3
$10.5
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Q1 21



ANI Excluding Tax Adjustments Per Share[1]
CAGR: 31.7%
$0.62
$0.78
$0.98
$1.42
$1.96
$2.46
$0.80
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Q1 21



Tax Adjustments Per Share[1]
CAGR: 33.7%
$0.11
$0.17
$0.23
$0.32
$0.42
$0.47
$0.13
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Q1 21

1. Non-GAAP financial measure. See Appendix for reconciliations.
2. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.

6

Mergers Substantially Accelerate Our Partner Firms' Revenue Growth

- Partner firms who grow through mergers in addition to traditional client acquisition strategies have transformed their businesses through accelerated growth.
- Mergers enable efficient access to large pools of client assets, new spheres of influence, distribution channels and exceptional advisor talent.



Revenue CAGR
Since Inception(2)
6.2%
5.8%(1)
13.8%
14.8%(1)
9.2%
12.8%(1)
Firms that have not completed a merger (26 firms)
Firms that have completed at least one merger (37 firms)
Entire portfolio of 63 partner firms
Median Revenue CAGR
Weighted Average Revenue CAGR

63 partner firms[3] represented ~94% of our Q1 2021 LTM revenues

1. The weightings are based on the March 31, 2021 LTM revenues of the respective partner firms.
2. Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that time. The analysis includes the 63 firms since inception (out of the 72 firms) that have been with us for at least 2 years as of March 31, 2021 in order to determine a baseline revenue growth rate. If Focus partner firms merged together, their financials have been combined.
3. The 63 partner firms have been with Focus for a weighted average of ~6 years and a median period of ~5 years.

7

Organic Revenue Trend Demonstrates Strong Partner Firm Revenue Growth and Resilience ▪ Organic growth has been consistently strong, with an average of 13.4% over the last 16 quarters 1. Organic revenue growth represents the period - over - period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms, including Connectus , and partner firms that have merged, that for the entire periods presented are included in Focus's consolidated statements of operations for the entire periods presented. Focus believes these growth statistics are us eful in that they present full - period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner fi rms that are acquired during the comparable periods. 8 11.9% 14.4% 17.9% 17.6% 16.7% 9.7% 10.7% 7.7% 18.0% 22.4% 25.2% 21.2% (0.3%) 2.4% 7.3% 12.2% -30% -20% -10% 0% 10% 20% 30% Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Quarterly Organic Revenue Growth (1) Percentage Organic Revenue Growth Quarterly Average: 13.4% Average: 13.4%

First Quarter 2021 Recap 9

Robust Year - Over - Year Financial Performance Despite Pandemic Uncertainties 10 Adjusted Net Income Excluding Tax Adjustments (1) ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (1) ($ in millions) Tax Adjustments Per Share (1) $337.1 $394.2 Q1 2020 Q1 2021 16.9% $78.0 $101.0 Q1 2020 Q1 2021 29.4% $45.5 $63.4 Q1 2020 Q1 2021 39.4% $8.9 $10.5 Q1 2020 Q1 2021 17.4% $0.62 $0.80 Q1 2020 Q1 2021 29.0% $0.12 $0.13 Q1 2020 Q1 2021 8.3%

Q1 2021 Financial Snapshot

FOCUS® FINANCIAL PARTNERS

Revenues	▪ **Revenues:** $394.2 million, +16.9% year-over-year growth ▪ **Organic revenue growth rate:**[(1)] +12.2% year-over-year growth ▪ No significant revenue contribution from partner firm closing in late Q1
Adjusted EBITDA	▪ **Adjusted EBITDA:**[(2)] $101.0 million, +29.4% year-over-year growth ▪ **Adjusted EBITDA margin:**[(3)] 25.6% ▪ No significant Adjusted EBITDA[(2)] attributable to new partner firm closing in late Q1 ▪ **Acquired Base Earnings:**[(4)] $0.7 million
Net Income and Per Share Amounts	▪ **GAAP Net Income:** $2.5 million, compared to net income of $34.0 million in Q1 2020 ▪ **GAAP basic and diluted net income per share attributable to common shareholders:** $0.00 and $0.00 ▪ **Adjusted Net Income Excluding Tax Adjustments:**[(2)] $63.4 million, +39.4% year-over-year growth ▪ **Tax Adjustments:**[(5)] $10.5 million, +17.4% year-over-year growth ▪ **Adjusted Net Income Excluding Tax Adjustments Per Share:**[(2)] $0.80, +29.0% year-over-year growth ▪ **Tax Adjustments Per Share:**[(2)] $0.13, +8.3% year-over-year
Net Leverage & Cash Flow	▪ **Q4 Net Leverage Ratio:**[(6)] 3.79x ▪ **Net cash provided by operating activities:** $242.1 million (LTM Q1 2021), +32.8% year-over-year ▪ **Cash Flow Available for Capital Allocation:**[(2)] $219.9 million (LTM Q1 2021), +51.8% year-over-year ▪ **Unamortized Gross Tax Shield** at March 31, 2021 of $1.7+ billion ▪ **Tax receivable agreement payments:** $4.1 million

1. Organic revenue growth represents the period-over-period growth in revenues related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. See Appendix for reconciliations.
3. Calculated as Adjusted EBITDA divided by revenues.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company's acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step-up in tax basis.
6. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

11

We Have Multiple Sources of Revenue Diversification

FOCUS FINANCIAL PARTNERS

Q1 2021 Revenues by Source


$19.4m,
4.9%
$374.8m,
95.1%
Wealth Management Fees
Other

- Holistic wealth management fees tied to team-based service model
- Not a commission or interest revenue based model

Q1 2021 Revenues by Region


$23.2m,
5.9%
$371.0m,
94.1%
Domestic
International

- International sources provide some revenue diversification
- 7 partner firms across Australia, Canada, and the UK, together with partner firm Connectus, are platforms for growth

Q1 2021 Revenues Correlated to Markets

Revenues Correlated to Markets


$87.8m,
22.3%
$306.4m,
77.7%
Correlated to Markets
Not Correlated to Markets

- Non-correlated revenues typically include fixed fees for investment advice, tax fees and family office type services
- Diversification reduces market risk to revenue stream

Billing Structure of Market-Correlated Revenues


$100.4m,
32.8%
$206.0m,
67.2%
Advance
Arrears

- Advance billing structure used by majority of partner firms gives visibility into subsequent quarter
- High diversification of billing practices across 72 partner firms is an embedded revenue hedge

12

Q1 Performance Reflected Continued Strong Execution and Acceleration of Business Momentum

FOCUS FINANCIAL PARTNERS

Q1 2021 results exceeded our expectations and demonstrated strong year-over-year growth

- Q1 revenues of $394.2 million, above the top of the $375 - $385 million Q1 outlook.
- Adjusted EBITDA margin(1) was 25.6%, compared to 24.5% Q1 outlook; embedded operating leverage another benefit of our growing scale.
- Net Leverage Ratio(2) of 3.79x as of March 31, 2021, at the low end of our Q1 outlook of 3.75x to 4.00x.
- Cash Flow Available for Capital Allocation(3) of $219.9 million (LTM Q1 2021), up 51.8% year-over-year.

Our year-to-date M&A momentum has been strong

- Closed 3 new partner firms and mergers for SCS Financial and LaFleur & Godfrey.
- Expanded partner firm Connectus globally through mergers in the UK and Australia.
- Our pipeline is excellent and building as our value proposition continues to resonate in the market.

We expanded our presence in the UHNW market, an increasing strategic focus

- Launched Beryllus Capital, a global multi-family office, in a joint-venture with the Hinduja Group.

We evolved our value-added services in areas integral to holistic wealth management services

- We are adding capabilities in insurance, trust and fiduciary solutions, valuation services, business development and alternative investments, and we continue to enhance our cash management and credit capabilities.

1. Calculated as Adjusted EBITDA divided by revenues.
2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).
3. Non-GAAP financial measure. See appendix for reconciliations.

13

Added High - Quality New Partner Firms and Mergers in the U.S. and Internationally 14 2021 YTD Highlights: ▪ 8 closed or pending transactions to date: ▪ 3 new partner firms ▪ 3 mergers ▪ 2 Connectus mergers * Signed and pending deal. Type Acquiring Partner Firm Closing Date Primary Office Location 1. Prairie Capital Management 4/1/2021 Kansas City, MO 2. Rollins Financial 4/1/2021 Atlanta, GA 1. Matheys Lane Capital Management SCS Financial 4/1/2021 Providence, RI 2. Investment Counsel LaFleur & Godfrey 5/1/2021 Petoskey, MI 3. Aspiri Financial Services Connectus 5/1/2021 Brisbane, Australia 4. Carolina Capital Consulting Buckingham Strategic Wealth * Charlotte, NC Partner Firm Acquisitions 1. Hill Investment Group 3/1/2021 St. Louis, MO Mergers 1. Watterson Financial Planning Connectus 2/1/2021 Cheshire, UK Firm Name Q1 2021 Partner Firm Acquisitions Q2 2021 Mergers

Our Business Model Has Multiple Elements Which Contribute to its Strength and Resiliency ~95%+ (1) of Revenues are Fee - Based and Recurring with No Interest Income Dependency Preference Creates Downside Earnings Protection 22% (1) of Revenues Not Correlated to the Markets Client Portfolios are Balanced and Allocated Across Asset Classes UHNW - HNW Client Base is Sticky ~70 Partner Firms Have Their Own Investment Philosophies Management Fees are Tied to Partner Firm Profitability Highly Variable and Cap - Ex Light Cost Structure 15 1. For Q1 2021.

We are Well Positioned for Strong Growth Over the Long Term Due t o Our… 16 Industry - Leading Scale Leading Partnership of 70+ Independent Fiduciary Firms 16 - Year Track Record High Growth, Resilient Business Model Strong Financial Fundamentals Ample Growth Capital 1 6 2 5 3 4

17 Second Quarter 2021 Outlook

Q2 2021 Outlook

FOCUS FINANCIAL PARTNERS

Revenues	▪ Estimated revenues of ~$405 to $415 million ▪ Estimated Q2 organic revenue growth of ~23 to 26%[1]; Q2 2020 prior year revenues reflected Covid related decline in market levels on advance billings ▪ Estimated revenue attributable to new partner firms closing: $7 million* ** Relates to closing of Hill Investment Group on 3/1/21, Prairie Capital Management and Rollins Financial on 4/1/21.*
Adjusted EBITDA	▪ Estimated Adjusted EBITDA[2] margin[3] of approximately ~25.5% ▪ Estimated Adjusted EBITDA[2] attributable to new partner firms closing: $2.6 million* ▪ Estimated Acquired Base Earnings[4]: $10 million** *** Relates to closing of Prairie Capital Management and Rollins Financial on 4/1/21.*
Tax Adjustments	▪ Next twelve months Tax Adjustments[5] of ~$41.9 million
Net Leverage and Cash Flow	▪ Q2 2021 Net Leverage Ratio[6] ~3.5-3.75x ▪ Estimated cash earnout payments in Q2 2021 of ~$55 million

1. Organic revenue growth represents the period-over-period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
2. Non-GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward-looking estimate of Adjusted EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company's outlook, is difficult to reliably predict or estimate without unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading "Special Note Regarding Forward-Looking Statements." In addition, we believe such a reconciliation could imply a degree of precision that might be confusing or misleading to investors.
3. Calculated as Adjusted EBITDA divided by revenues.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.
5. See note 5 on page 11 for additional information regarding Tax Adjustments. Based on a 27.0% tax rate.
6. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility).

18

A Diversified Portfolio of Complementary Businesses 19

RETIREMENT PLAN ADMINISTRATION INSURANCE & RISK MANAGEMENT LEGACY, FOUNDATION, GOVERNANCE & EDUCATION PHILANTHROPY CASH & CREDIT SOLUTIONS FINANCIAL & ESTATE PLANNING PORTFOLIO MANAGEMENT PERSONAL CFO TAX ADVICE & PREPARATION ARTIST & ENTERTAINER SERVICES UHNW & HNW CLIENTS Our Diverse Mix of Partner Firms Drives Outstanding Long - Term Growth 2015 – 2020 CAGR Revenues +28.9% Adjusted EBITDA (1) +33.7% Adjusted Net Income Excl Tax Adjustments (1) +34.6% Tax Adjustments (2) +35.8% 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. See note 5 on page 11 for additional information regarding Tax Adjustments. Based on a 27.0% tax rate. 20

Evolution in our Value - Added Services 21

Value - Added Services: Supporting Partner Firm Growth & Value Creation 22 x Mergers & Acquisitions x Strategy x Marketing & Organic Growth x Operations & Technology x Portfolio Analytics x Talent Management & Leadership x Finance, Legal & Regulatory x Best Practices & Knowledge Sharing Enhances client outcomes by expanding services & capabilities through the power of the Focus partnership Supports strategic vision and accelerates growth through the extension of resources, capital and scale x Cash & Credit Solutions x Trust Solutions x Portfolio Optimization x Valuation Services x Insurance Solutions x Family Office Services CLIENT SOLUTIONS BUSINESS SOLUTIONS

Expanded Value-Added Services to our Partner Firms and their Clients

FOCUS FINANCIAL PARTNERS

Providing our partner firms with sophisticated client service capabilities by leveraging our scale and relationships with premier service providers

Insurance

Comprehensive portfolio of offerings

- ✓ Property & casualty
- ✓ Life & disability
- ✓ Executive benefits
- ✓ Individual & business health
- ✓ Curated concierge services

Trust Solutions

Dedicated trust solutions

- ✓ Trust jurisdictions: SD, DE & TN
- ✓ Independent trustees with scale and deep expertise
- ✓ Competitive pricing and service requirements
- ✓ Focus Trust & Estate Officer

Alternative Investments

Access to high-quality alternative investments

- ✓ Industry-leading private equity strategies through Focus partner firm
- ✓ Specially negotiated pricing
- ✓ Central theme for sophisticated client portfolios

Valuation Services

Broad range of valuation services

- ✓ Estate planning
- ✓ Shareholder buyouts
- ✓ Fairness & solvency opinions
- ✓ Trademarks & copyrights
- ✓ Royalty agreements
- ✓ Publishing libraries & rights

Business Development

Catalyst for organic growth

- ✓ Client referrals
- ✓ Lead generation capabilities
- ✓ PR & marketing programs
- ✓ Coaching and best practices
- ✓ Proprietary COI network

Cash and Credit

Traditional & specialized banking services

- ✓ Cash management
- ✓ Bespoke credit solutions
- ✓ Mortgage lending
- ✓ Commercial / business lending
- ✓ Hybrid security lines
- ✓ Debit card / mobile banking

23

Leverage 24

Strong Credit and Liquidity Profile[1] Creates an Important Margin of Safety

FOCUS FINANCIAL PARTNERS

Low debt cost	~2.4% weighted average interest rate on funded borrowings
Limited duration risk	~3.25 years remaining to maturity for Term Loan (July 2024) ~2.25 years remaining to maturity for Revolver (July 2023)
Ample liquidity	~$0.6 billion undrawn revolver + ~$170 million cash
Interest rates	Beneficiary of favorable rate environment
Downside protection	95%+ fee-based and recurring revenues, variable management fees and earnings preference protect cash flows

1. As of March 31, 2021.

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Earnings Preference Provides Strong Downside Earnings Protection

FOCUS FINANCIAL PARTNERS

- Reflects one-quarter impact to revenues and Covenant EBITDA[1][2]
- Assumes all other revenue sources and expenses remain unchanged except for management fees
- In the event of a multi-quarter downturn
  - Partner firms would further reduce their cost structure
  - M&A activity would moderate
  - Cash flow would be available for debt repayment
- Significant headroom on covenant
  - Q1 Covenant EBITDA-LTM[2] would need to drop to $150.7 million, or decline by 39%, to reach 6.25x net leverage ratio covenant

		Sensitivity Analysis (Illustrative Only)	
Equity market decline		**(20)%**	**(40)%**
Assumed Client Portfolio Allocation to Equities		50%	50%
Decline in market-correlated revenues[1]		**(10)%**	**(20)%**
($ in millions)	**Reported**		
Q1'21 Market-Correlated Revenues	$ 306.4	$ 275.8	$ 245.1
Q1'21 Non-Correlated Revenues	$ 87.8	$ 87.8	$ 87.8
Total Revenue - Q1	$ 394.2	$ 363.6	$ 332.9
Covenant EBITDA[2] - LTM	$ 383.4	$ 369.0	$ 358.3
Net Debt[3]	$ 1,454.0	$ 1,454.0	$ 1,454.0
Net Leverage Ratio[2]	3.79x	3.94x	4.06x
Change from Q1 Reported		0.15x	0.27x

Cumulative Acquired Base Earnings[4] Q1 2019 to Q1 2021



$12m
$19m
$35m
$35m
$38m
$39m
$39m
$57m
$58m
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021

1. The analysis depicts the impact on our Net Leverage Ratio (as defined in the Credit Facility) resulting from a hypothetical change in Q1 market correlated revenues only. All other revenues/expenses were kept constant except management fees, which are tied to the profitability of our partner firms.
2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility), which in the above table is referred to as "Covenant EBITDA."
3. Net Debt represents amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents.
4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EBPC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our retained cumulative preferred position in Base Earnings. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for various business or contractual matters.

26

Cash Flows 27

Sustained Strong Growth in Cash Flow

Cash Flows


($ in millions)
As % of Adjusted EBITDA(1)
49%
64%
+33%
+52%
$182.2
$242.1
$144.8
$219.9
Net cash provided by operating activities
Cash Flow Available for Capital Allocation(1)
Q1 2020 LTM
Q1 2021 LTM

Q2 2021 Capital Allocation Priorities

- Strategic M&A to continue capitalizing on industry consolidation
- Fund earnout payments

Q2 2021 Primary Uses, Excluding Future M&A Activities

- Q2 2021 estimated cash earnouts of ~$55 million[2]
- Tax Receivable Agreements ("TRA") payments:
  - No significant TRA payments expected in Q2 or the remainder of the year
  - TRA liability will be paid out over 15+ years, subject to utilization of tax deductions
- Q2 2021 required term loan amortization of ~$4.2 million ($16.7 million per year)
- Based on the terms of the Credit Facility, no excess cash flow payments required in 2021

1. Non-GAAP financial measure. See Appendix for reconciliations.
2. Based on certain assumptions that could change materially.

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Over $1.7 Billion Tax Shield Created by Tax Efficient Transaction Structure 29 $117 $152 $146 $1,308 Q2 to Q4 2021 2022 2023 2024 & Thereafter Gross Unamortized Intangible Tax Asset Shield (1) ($ in millions) 1. As of March 31, 2021. Assumes sufficient future taxable income. 2. 15 year life required under Internal Revenue Code Section 197. ▪ Focus generally acquires intangible assets ▪ Wealth management firms typically have limited tangible assets ▪ Focus purchases customer lists + management contracts + goodwill ▪ Consideration is typically paid in cash ▪ Each incremental M&A transaction creates an additional tax shield which generates substantial value for shareholders and enhances our cash flows ▪ Each tax shield is amortized over 15 years (2) ▪ As of March 31, 2021, $1.7+bn estimated gross tax shield to be utilized over next 14+ years, resulting in over $450m benefit based on 27% income tax rate ▪ Example: Purchase Price $15 million Tax Shield Created $15 million (assumes no tangible assets) $1 million annually (for 15 years) Annual Tax Deduction $270,000 annually (for 15 years) Annual Benefit for Shareholders

Appendix 30

Net Income (Loss) to Adjusted EBITDA Reconciliation

FOCUS FINANCIAL PARTNERS

($ in thousands)	2015	2016	2017	2018	2019	2020	Three months ended March 31, 2020	Three months ended March 31, 2021
Net income (loss)	$ 9,321	$ 15,722	$ (48,359)	$ (41,087)	$ (12,025)	$ 48,965	$ 34,019	$ 2,482
Interest income	(90)	(88)	(222)	(1,266)	(1,164)	(453)	(285)	(47)
Interest expense	9,977	21,327	41,861	56,448	58,291	41,658	13,586	10,521
Income tax expense (benefit)	649	981	(1,501)	9,450	7,049	20,660	12,070	1,186
Amortization of debt financing costs	1,770	2,482	4,084	3,498	3,452	2,909	782	852
Intangible amortization	35,421	50,942	64,367	90,381	130,718	147,783	35,723	42,983
Depreciation and other amortization	5,327	5,680	6,686	8,370	10,675	12,451	2,982	3,607
Non-cash equity compensation expense	13,537	8,520	34,879	44,468	18,329	22,285	5,034	12,356
Non-cash changes in fair value of estimated contingent consideration	(160)	(1,143)	22,294	6,638	38,797	19,197	(31,373)	25,936
Gain on sale of investment	–	–	–	(5,509)	–	–	–	–
Loss on extinguishment of borrowings	–	–	8,106	21,071	–	6,094	6,094	–
Other expense (income), net	(310)	(1,385)	3,191	2,350	1,049	214	(612)	(3)
Impairment of equity method investment	–	–	–	–	11,749	–	–	–
Management contract buyout	–	–	–	–	1,428	–	–	–
Delayed offering cost expense	–	–	9,840	–	–	–	–	–
Secondary offering expenses	–	–	–	–	–	–	–	1,122
Other one-time transaction expenses (1)	–	–	–	8,590	1,486	–	–	–
Adjusted EBITDA	$ 75,442	$ 103,038	$ 145,226	$ 203,402	$ 269,834	$ 321,763	$ 78,020	$ 100,995

1. Represents one-time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10-Q and 10-K filings for additional details.

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Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation

FOCUS® FINANCIAL PARTNERS

($ in thousands, except share and per share data)	2015	2016	2017	2018	2019	2020	Three months ended March 31, 2020	Three months ended March 31, 2021
Net income (loss)	$ 9,321	$ 15,722	$ (48,359)	$ (41,087)	$ (12,025)	$ 48,965	$ 34,019	$ 2,482
Income tax expense (benefit)	649	981	(1,501)	9,450	7,049	20,660	12,070	1,186
Amortization of debt financing costs	1,770	2,482	4,084	3,498	3,452	2,909	782	852
Intangible amortization	35,421	50,942	64,367	90,381	130,718	147,783	35,723	42,983
Non-cash equity compensation expense	13,537	8,520	34,879	44,468	18,329	22,285	5,034	12,356
Non-cash changes in fair value of estimated contingent consideration	(160)	(1,143)	22,294	6,638	38,797	19,197	(31,373)	25,936
Gain on sale of investment	—	—	—	(5,509)	—	—	—	—
Loss on extinguishment of borrowings	—	—	8,106	21,071	—	6,094	—	—
Impairment of equity method investment	—	—	—	—	11,749	—	6,094	—
Delayed offering cost expense	—	—	9,840	—	—	—	—	—
Management contract buyout	—	—	—	—	1,428	—	—	—
Secondary offering expenses	—	—	—	—	—	—	—	1,122
Other one-time transaction expenses (1)	—	—	2,843	11,529	1,486	—	—	—
Subtotal	60,538	77,504	96,553	140,439	200,983	267,893	62,349	86,917
Pro forma income tax (27%) (2)	(16,345)	(20,926)	(26,069)	(37,919)	(54,265)	(72,331)	(16,834)	(23,468)
Adjusted Net Income Excluding Tax Adjustments	$ 44,193	$ 56,578	$ 70,484	$ 102,520	$ 146,718	$ 195,562	$ 45,515	$ 63,449
Tax Adjustments (3)	$ 8,080	$ 11,991	$ 16,217	$ 22,828	$ 31,860	$ 37,254	$ 8,935	$ 10,492
Adjusted Net Income Excluding Tax Adjustments Per Share	$ 0.62	$ 0.78	$ 0.98	$ 1.42	$ 1.96	$ 2.46	$ 0.62	$ 0.80
Tax Adjustments Per Share (3)	$ 0.11	$ 0.17	$ 0.23	$ 0.32	$ 0.42	$ 0.47	$ 0.12	$ 0.13
Adjusted Shares Outstanding (4)	71,843,916	71,843,916	71,843,916	71,960,540	75,039,357	79,397,568	73,132,756	79,606,295
Calculation of Adjusted Shares Outstanding:								
Weighted average shares of Class A common stock outstanding—basic (5)	—	—	—	43,122,782	46,792,389	48,678,584	47,436,555	52,200,029
Adjustments:								
Shares of Class A common stock issued in connection with the IPO and Reorganization Transactions (6)	42,529,651	42,529,651	42,529,651	—	—	—	—	—
Weighted average incremental shares of Class A common stock related to stock options, unvested Class A common stock and restricted stock units (7)	—	—	—	102,549	20,428	118,029	4,617	454,793
Weighted average Focus LLC common units outstanding (8)	22,499,665	22,499,665	22,499,665	22,630,668	22,424,378	21,461,080	22,020,124	19,723,223
Weighted average Focus LLC restricted common units outstanding (9)	—	—	—	—	—	5,005	—	71,374
Weighted average common unit equivalent of Focus LLC incentive units outstanding (10)	6,814,600	6,814,600	6,814,600	6,104,541	5,802,162	9,134,870	3,671,460	7,156,876
Adjusted Shares Outstanding	71,843,916	71,843,916	71,843,916	71,960,540	75,039,357	79,397,568	73,132,756	79,606,295

Refer to the following pages for footnotes

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* These footnotes refer to the tables on the previous pages. 1. In 2017, related to insurance fees associated with the investment by our private equity investors. In 2018 and 2019, represen ts one - time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10 - Q and 10 - K filings for additional details. 2. The pro forma income tax rate of 27% reflects the estimated U.S. Federal, state, local and foreign income tax rates applicabl e t o corporations in the jurisdictions we conduct business. 3. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for t ax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where we received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to our acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is included to show the full economic benefit of deductions for acquired intangible assets with the step - up in tax basis. As of March 31, 2021, estimated Tax Adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% income tax rate for the next 12 months is $41.9 million. 4. For periods ended prior to the closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018, the Adjusted Shares Outstanding are deemed to be outstanding for comparative purposes only. 5. Represents our GAAP weighted average Class A common stock outstanding – basic. 6. The issuance of Class A common stock that occurred upon closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018 is assumed to have occurred as of January 1, 2015 for comparative purposes. 7. Represents the incremental shares related to stock options, unvested Class A common stock and restricted stock units as calculated under the treasury stock method. 8. Assumes that 100% of the Focus LLC common units were exchanged for Class A common stock. 9. Assumes that 100% of the Focus LLC restricted common units were exchanged for Class A common stock. 10. Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on the closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock. For the periods ending prior to July 30, 2018, the conversion to Focus LLC common units was based on the $33.00 IPO price. 33 Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation

Reconciliation of Cash Flow Available for Capital Allocation

FOCUS FINANCIAL PARTNERS

	Three months ended								Trailing 4-Quarters ended	
($ in thousands)	June 30, 2019	Sept. 30, 2019	Dec. 31, 2019	March 31, 2020 (3)	June 30, 2020	Sept. 30, 2020	Dec. 31, 2020	Mar. 31, 2021 (3)	Mar. 31, 2020	Mar. 31, 2021
Net cash provided by operating activities	$ 39,305	$ 74,702	$ 64,854	$ 3,382	$ 60,996	$ 74,089	$ 72,894	$ 34,128	$ 182,243	$ 242,107
Purchase of fixed assets	(8,185)	(10,698)	(4,714)	(3,188)	(2,759)	(6,744)	(6,658)	(2,835)	(26,785)	(18,996)
Distributions for unitholders	(11,138)	(3,491)	(5,416)	(4,567)	(3,076)	(8,122)	(6,692)	(9,055)	(24,612)	(26,945)
Payments under tax receivable agreements	—	—	—	—	—	—	—	(4,112)	—	(4,112)
Adjusted Free Cash Flow	$ 19,982	$ 60,513	$ 54,724	$ (4,373)	$ 55,161	$ 59,223	$ 59,544	$ 18,126	$ 130,846	$ 192,054
Portion of contingent consideration paid included in operating activities (1)	4,012	825	815	8,344	16,369	3,806	2,394	5,276	13,996	27,845
Cash Flow Available for Capital Allocation (2)	$ 23,994	$ 61,338	$ 55,539	$ 3,971	$ 71,530	$ 63,029	$ 61,938	$ 23,402	$ 144,842	$ 219,899

1. A portion of contingent consideration paid is classified as operating cash outflows in accordance with GAAP, and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation.
2. Cash Flow Available for Capital Allocation excludes all contingent consideration that was included in either operating, investing or financing activities of our consolidated statements of cash flows.
3. Net cash provided by operating activities for the three months ended March 31, 2020 and 2021, respectively, include cash outflows related to due to affiliates (i.e. management fees). A portion of management fees were paid in Q1 post the issuance of the respective annual audit included in our Form 10-K.

34